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                                                                    Exhibit 10.2


                         FIFTH AMENDMENT TO AMENDED AND
                           RESTATED SECURITY AGREEMENT
                           ---------------------------

         THIS FIFTH AMENDMENT is made as of the 23rd day of October, 1998, among MICHAEL ANTHONY JEWELERS, INC., a Delaware corporation (the "Debtor"), each of the Secured Parties (as defined below) and FLEET PRECIOUS METALS INC. (the "Agent"), individually and as agent (as successor to BANKBOSTON, N.A., f/k/a Rhode Island Hospital Trust National Bank, pursuant to that certain Collateral Sharing Agreement dated as of August 20, 1993, as amended from time to time) for each of the following: ABN AMRO BANK N.V., NEW YORK BRANCH ("ABN"); CREDIT SUISSE FIRST BOSTON, f/k/a Credit Suisse, New York Branch ("Credit Suisse"), FLEET PRECIOUS METALS INC. ("FPM"), and PARIBAS ("Paribas") (jointly and severally, the "Secured Parties"); and BANKBOSTON, N.A., f/k/a Rhode Island Hospital Trust National Bank ("BankBoston").

                         W I T N E S S E T H  T H A T:
                         -------------------  --------

         WHEREAS, the Secured Parties (other than Paribas), BankBoston, the Agent and the Debtor are parties to a certain Amended and Restated Security Agreement dated as of August 20, 1993 (hereinafter, as amended by a certain First Amendment dated as of May 16, 1994, a certain Second Amendment dated as of September 1, 1994, a certain Third Amendment dated as of January 15, 1995, and a certain Fourth Amendment dated as of October 20, 1995, the "Security Agreement") pursuant to which the Debtor granted to the Secured Parties (other than Paribas), BankBoston and the Agent a security interest in the Collateral (as defined therein) and provided for the enforcement of such security interest; and

         WHEREAS, the Debtor and Paribas desire to add Paribas as a "Secured Party" pursuant to the terms of the Security Agreement as Paribas will be entering into a Consignment Agreement dated as of October 23, 1998 (hereinafter, as amended or modified from time to time, the "Paribas Agreement") with the Debtor; and

         WHEREAS, Paribas is willing to comply with the covenants and terms of such Security Agreement and any documents executed by the Secured Parties in connection with the Security Agreement; and

         WHEREAS, BankBoston and the Debtor have terminated the Amended and Restated Consignment Agreement between BankBoston and the Debtor dated as of August 20, 1993 and all obligations of the Debtor to BankBoston have been satisfied in full; and

         WHEREAS, each of The Mocatta Group, a Division of Standard Chartered Bank, Deutsche Bank, A.G., New York Branch and Union Bank of Switzerland, by their execution of letters dated as of October 14, 1998, October 14, 1998 and October 20, 1998, respectively, have each acknowledged that they have terminated their consignment relationships with the Debtor and, accordingly, are no longer a party to the Security Agreement;

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         NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. The Secured Parties, the Agent and the Debtor hereby consent to the addition of Paribas as a party to the Security Agreement, with Paribas to be included as a Secured Party pursuant to the terms of the Security Agreement and all references in the Security Agreement to "the Consignment Agreements" shall include the Paribas Agreement.

         2. The Security Agreement is hereby amended so that the term "Secured Parties" as used therein and herein shall include, from and after the date hereof, Paribas and Paribas shall be entitled to all of the rights and benefits of a Secured Party thereunder.

         3. BankBoston is hereby deleted as a party to the Security Agreement and BankBoston is hereby released of any and all liability for the performance and observance of all and singular of the covenants, agreements, and conditions of the Security Agreement which are to be performed by the Secured Parties thereunder. BankBoston shall no longer be entitled to any of the benefits of the Security Agreement and all references in the Security Agreement to "the Consignment Agreements" shall no longer include the Amended and Restated Consignment Agreement dated as of August 20, 1993 between BankBoston and the Debtor.

         4. The second "WHEREAS" clause on page 1 of the Security Agreement is hereby amended to read as follows:

                  "WHEREAS, the Debtor and each of the Secured Parties have entered into Consignment Agreements or Amended and Restated Consignment Agreements dated as of August 20, 1993 (January 31, 1994 in the case of Credit Suisse and October 23, 1998 in the case of Paribas) (hereinafter, as amended from time to time, the "Consignment Agreements") pursuant to which such Secured Parties may deliver or have delivered gold on consignment for sale to the Debtor (hereinafter collectively referred to as the "Precious Metal"), and"

         5. In order to secure the due and punctual payment and performance of all indebtedness, liabilities and obligations of the Debtor contained in the Paribas Agreement and any related security instruments, and to secure the due and punctual payment and performance of all indebtedness, liabilities and obligations of the Debtor to Paribas of every kind and description, direct, indirect or contingent, now or hereafter existing, secured or unsecured, due or to become due, including (without limitation) the obligations of the Debtor under the Security Agreement, obligations with respect to forward contracts for the purchase or sale of precious metal and obligations of the Debtor relating to unpaid purchase price for Precious Metal (which indebtedness, liabilities and obligations shall be deemed to be included as "Obligations" for all purposes of the Security Agreement), the Debtor hereby grants to the Agent on behalf of Paribas and to Paribas, and hereby ratifies and affirms its grant to the Agent on behalf of the other Secured Parties and to each of the other Secured Parties of, a continuing security interest in and a lien upon the Collateral.

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         6. Section 13 of the Security Agreement is amended in its entirety to read as follows:

                  Section 13.  Notices.
                  -----------  --------

                  All notices, communications and distributions hereunder shall be given or made to the following parties at the following addresses:

                  (i)      if to the Debtor, to it at

                           Michael Anthony Jewelers, Inc.
                           115 South MacQuesten Parkway
                           Mount Vernon, New York  10550
                           Attention:  Michael Paolercio

                  (ii)     if to the Agent, to it at

                           Fleet Precious Metals Inc.
                           111 Westminster Street
                           Providence, Rhode Island  02903
                           Attention:  Sharon Delfino

         or in any of the foregoing cases at such other address as the addressee may hereafter specify for the purposes by written notice to the other party hereto. Such notices and other communications will be effectively given only if and when given in writing and delivered at the address set forth in this Section 13 or duly deposited in the mails with first class postage prepaid, or delivered by a telegraph company with all charges prepaid, addressed as aforesaid.

         7. Exhibit A attached to the Security Agreement is hereby deleted and Exhibit A attached hereto is hereby added to and made a part of the Security Agreement as Exhibit A thereto.

         8. Any necessary, conforming changes to the Security Agreement occasioned by reason of this Fifth Amendment shall be deemed to have been made.

         9. This Fifth Amendment shall be binding upon the parties and their respective successors and assigns.

         10. Each of the Debtor, each Secured Party and the Agent acknowledge and agree that, except as expressly provided herein, the terms and provisions of the Security Agreement remain unchanged and the Security Agreement remains in full force and effect in accordance with its terms. The term "Security Agreement" as used in the Security Agreement and all references to the Security Agreement in any other documents or agreements between any of the parties hereto which relate to the Debtor shall refer, from and after the date hereof, to the Security Agreement as amended and supplemented by this Fifth Amendment.


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         11. Unless otherwise defined herein or in the context otherwise requires, all terms and phrases which are defined in the Security Agreement shall have the same meaning when used herein.

         12. This Fifth Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         13. This Fifth Amendment may be executed with one or more counterparts hereof, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their duly authorized officers as of the date first above written.

                                 MICHAEL ANTHONY JEWELERS, INC.


                                 By:  \s\:   Michael A. Paolercio
                                    ------------------------------
                                 Title: Treasurer
                                        --------------------------

                                 FLEET PRECIOUS METALS INC., individually and as Agent for each of the Secured Parties

                                 By:  \s\:  Sharon DelFino
                                    ------------------------------
                                 Title: Vice President
                                        --------------------------

                                 By:  \s\:  Karen M. Sheil
                                    ------------------------------
                                 Title: Vice President
                                        --------------------------


                                 ABN AMRO BANK N.V., NEW YORK BRANCH

                                 By:  \s\:  Jeffrey Sarfaty
                                    ------------------------------
                                 Title: Vice President
                                        --------------------------

                                 By:  \s\:  Ned Kapelman
                                    ------------------------------
                                 Title: Vice President
                                        --------------------------


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                                CREDIT SUISSE, FIRST BOSTON f/k/a Credit Suisse,
                                New York Branch


                                By:  \s\:  Stanley R. Steinberg
                                    ------------------------------
                                Title: Director
                                       ---------------------------

                                By:  \s\:  Stuart B. Ganes
                                    ------------------------------
                                Title: Vice President
                                    ------------------------------


                                BANKBOSTON, N.A., formerly known as Rhode
                                Island Hospital Trust National Bank

                                By:  \s\:  Albert Brown
                                    ------------------------------
                                Title: Director
                                    ------------------------------


                                PARIBAS

                                By:  \s\:  Amy Kirschner
                                    ------------------------------
                                Title: Vice President
                                    ------------------------------

                                By:  \s\:  R. Giurici
                                    ------------------------------
                                Title: Vice President
                                    ------------------------------







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